Exhibit 10.64

CHANGE ORDER FORM

Stage 3 Process Flare Modification

PROJECT NAME: Sabine Pass LNG Stage 3 Liquefaction Facility	CHANGE ORDER NUMBER: CO-00018

DATE OF CHANGE ORDER: March 10, 2017

OWNER: Sabine Pass Liquefaction, LLC

CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc.

DATE OF AGREEMENT: May 4, 2015

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

1.	Per Article 6.1.B of the Agreement, the Parties agree Contractor will perform process flares modification services as described in Exhibit A of this Change Order (“Process Flare Modification Work”) on a lump sum basis and valued at Fifty-Three Million Eight-Hundred Twenty-Five Thousand Seventeen U.S. Dollars ($53,825,017). For the avoidance of doubt, and in connection with this Change Order, Contractor will perform soil stabilization activities on a provisional sum basis which will be included as part of the Stage 3 Soils Preparation Provisional Sum.

2.	The cost breakdown for this Change Order is detailed in Exhibit B.

3.	Schedule C-1 (Milestone Payment Schedule) of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit C of this Change Order.

Adjustment to Contract Price

The original Contract Price was	$2,987,000,000
Net change by previously authorized Change Orders (00001-00017)	$18,230,270
The Contract Price prior to this Change Order was	$3,005,230,270
The Contract Price will be changed by this Change Order in the amount of	$53,825,017
The new Contract Price including this Change Order will be	$3,059,055,287

Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary). N/A

Adjustment to Payment Schedule: Yes. See Exhibit C.

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Design Basis: N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement:

Select either A or B:

[A]    This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: /s/ DV Contractor /s/ EL Owner

~~“[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials:          Contractor          Owner”~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ Ed Lehotsky Owner	/s/ Dena Volovar Contractor

Ed Lehotsky Name	Dena Volovar Name

SVP E+C Title	Principal Vice President Title

March 29, 2017 Date of Signing	March 13, 2017 Date of Signing

CHANGE ORDER FORM

Site Drainage Design Change: Permanent Drainage Implementation

PROJECT NAME: Sabine Pass LNG Stage 3 Liquefaction Facility	CHANGE ORDER NUMBER: CO-00019

DATE OF CHANGE ORDER: March 10, 2017

OWNER: Sabine Pass Liquefaction, LLC

CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc.

DATE OF AGREEMENT: May 4, 2015

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

1.	Per Article 6.1.B of the Agreement, Parties agree Bechtel will, upon receipt of approved permits, modify the temporary Stage 3 Site Drainage Plan to direct the storm drainage to a permanent location on the Southeast side of the Site. The key items for the Stage 3 Permanent Drainage Plan are listed as follows:

a.	The temporary Detention Pond shall be filled and re-graded as required.

b.	The ditches, culverts, etc. shall be redesigned to direct the flow to the permanent outfall in order to handle the flow for a 10-year storm based on BEDD document 25936-100-3BD-M04-00001, Section 3.2.6.

c.	A permanent outfall structure shall be installed on the east side of the Site.

d.	The levee shall be repaired as required after the permanent drainage structure is installed.

For clarity, these changes are depicted in Exhibit A of this Change Order.

2.	Costs of soil stabilization required to complete the permanent drainage installation are not included in this Change Order. Costs of soil stabilization will be included as part of the final Soils Preparation Provisional Sum closure.

3.	SPL3 confirms no subsurface obstructions (e.g. pipelines, fiber optic cable) exist in the work area and Bechtel considers this rely-upon information.

4.	Backfill material is assumed to be available on-site. Imported backfill costs are not included.

5.	No additional permitting support is included.

6.	The cost breakdown for this Change Order is detailed in Exhibit B.

7.	Schedule C-1 (Milestone Payment Schedule) of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit C of this Change Order.

8.	Owner provided rely-upon information as described in 25936-100-T16-GAM-00096, SPL3-BE-C16-056, SPL3-BE-C16-072 and SPL3-BE-C16-090.

Adjustment to Contract Price

The original Contract Price was	$2,987,000,000
Net change by previously authorized Change Orders (00001-00018)	$72,055,287
The Contract Price prior to this Change Order was	$3,059,055,287
The Contract Price will be decreased by this Change Order in the amount of	$10,464,911
The new Contract Price including this Change Order will be	$3,069,520,198

Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A, assuming the permit to install and operate the permanent drainage is received by August 1, 2017.

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary). N/A

Adjustment to Payment Schedule: Yes. See Exhibit C.

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Design Basis: N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:

[A]    This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: /s/ DV Contractor /s/ EL     Owner

~~[B]    This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials:              Contractor              Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ Ed Lehotsky Owner	/s/ Dena Volovar Contractor

Ed Lehotsky Name	Dena Volovar Name

SVP E+C Title	Principal Vice President Title

April 5, 2017 Date of Signing	March 13, 2017 Date of Signing

CHANGE ORDER FORM

Soils Provisional Sum Partial True-Up RECON 2

PROJECT NAME: Sabine Pass LNG Stage 3 Liquefaction Facility OWNER: Sabine Pass Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: May 4, 2015	CHANGE ORDER NUMBER: CO-00020 DATE OF CHANGE ORDER: March 13, 2017

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

1.	The value of the Soils Preparation Provisional Sum specified in Article 1.3 of Attachment EE, Schedule EE-1 of the Stage 3 Agreement was originally Seventy-Seven Million, Two Hundred Forty-Five Thousand, Seven Hundred Twenty-Eight U.S. Dollars (U.S. $77,245,728). Change Order CO-00006, executed March, 22, 2016, decreased the value by $5,409,977 resulting in a new Soils Preparation Provisional Sum of Seventy-One Million, Eight Hundred Thirty-Five Thousand, Seven Hundred Fifty-One U.S. Dollars (U.S. $71,835,751). This Change Order will increase the Soils Preparation Provisional Sum by $14,138,002 for a new value of Eighty-Five Million, Nine Hundred Seventy-Three Thousand, Seven Hundred Fifty-Three U.S. Dollars (U.S. $85,973,753).

2.	Change Orders CO-00013, dated October 5, 2016, and CO-00014, dated October 10, 2016, each had increases to the Existing Facility Labor Provisional Sum in the amount of 2,807 hours and $345,215 and 50,378 hours and $6,412,074, respectively. These values were not incorporated into subsequent Change Orders; therefore, the Aggregate Provisional Sum value stated in CO-00016, dated November 1, 2016, was deficient by $6,757,289. The correct value for the Aggregate Provisional Sum before this Change Order is $307,482,339. The correct value for the Existing Facility Labor Provisional Sum is $57,307,342 and 415,131 hours.

3.	The Aggregate Provisional Sum specified in Article 7.1A of the Agreement prior to this Change Order was $307,482,339. This Change Order will increase the Aggregate Provisional Sum amount by $14,138,002 and the new value shall be $321,620,341.

4.	The overall cost breakdown associated with the increase in the Soils Preparation Provisional Sum is provided in Exhibit A of this Change Order.

5.	Schedule C-1 (Milestone Payment Schedule) of Attachment A of the Agreement will be amended by including the milestone(s) listed in Exhibit B of this Change Order.

Adjustment to Contract Price

The original Contract Price was	$2,987,000,000
Net change by previously authorized Change Orders (00001-00019)	$82,520,198
The Contract Price prior to this Change Order was	$3,069,520,198
The Contract Price will be changed by this Change Order in the amount of	$14,138,002
The new Contract Price including this Change Order will be	$3,083,658,200

Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary). N/A

Adjustment to Payment Schedule: Yes. See Exhibit C.

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Design Basis: N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement:

Select either A or B:

[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: /s/ DV Contractor /s/ EL Owner

~~“[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials:          Contractor          Owner”~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ Ed Lehotsky Owner	/s/ Dena Volovar Contractor

Ed Lehotsky Name	Dena Volovar Name

SVP E+C Title	Principal Vice President Title

April 24, 2017 Date of Signing	March 29, 2017 Date of Signing